John Hancock
U.S. Global Leaders Growth Fund
Quarterly portfolio holdings 1/31/2025

Fund’s investments
As of 1-31-25 (unaudited)
	Shares	Value
Common stocks 98.6%		$2,256,471,614
(Cost $1,223,732,645)
Communication services 9.2%		211,554,984
Entertainment 2.0%
Netflix, Inc. (A)	47,115	46,020,047
Interactive media and services 7.2%
Alphabet, Inc., Class C	291,169	59,864,346
Meta Platforms, Inc., Class A	153,328	105,670,591
Consumer discretionary 12.1%		276,079,953
Broadline retail 6.5%
Amazon.com, Inc. (A)	626,730	148,961,189
Hotels, restaurants and leisure 5.6%
Starbucks Corp.	427,807	46,066,258
Yum! Brands, Inc.	621,092	81,052,506
Financials 18.1%		414,446,209
Capital markets 6.5%
MSCI, Inc.	94,777	56,560,070
S&P Global, Inc.	174,823	91,154,460
Consumer finance 2.5%
American Express Company	181,245	57,536,225
Financial services 5.1%
Visa, Inc., Class A	341,100	116,587,980
Insurance 4.0%
Aon PLC, Class A	249,737	92,607,474
Health care 15.3%		350,301,264
Health care providers and services 4.8%
UnitedHealth Group, Inc.	201,902	109,529,816
Life sciences tools and services 7.1%
Danaher Corp.	353,434	78,723,889
Thermo Fisher Scientific, Inc.	141,697	84,699,382
Pharmaceuticals 3.4%
Novo Nordisk A/S, ADR	915,905	77,348,177
Industrials 8.1%		184,863,377
Commercial services and supplies 4.2%
Waste Management, Inc.	434,287	95,656,055
Ground transportation 3.9%
Canadian Pacific Kansas City, Ltd.	1,120,695	89,207,322
Information technology 32.8%		750,215,919
IT services 2.5%
Gartner, Inc. (A)	106,170	57,632,261
Semiconductors and semiconductor equipment 4.0%
NVIDIA Corp.	768,914	92,323,504
Software 23.3%
Autodesk, Inc. (A)	194,392	60,522,005
Intuit, Inc.	150,015	90,235,523
Microsoft Corp.	336,370	139,613,732
Salesforce, Inc.	134,427	45,933,706
ServiceNow, Inc. (A)	42,661	43,445,109
2	JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Information technology (continued)
Software (continued)
Synopsys, Inc. (A)	155,359	$81,638,047
Workday, Inc., Class A (A)	268,763	70,432,032
Technology hardware, storage and peripherals 3.0%
Apple, Inc.	290,000	68,440,000
Materials 3.0%		69,009,908
Chemicals 3.0%
Ecolab, Inc.	275,830	69,009,908

	Yield (%)	Shares	Value
Short-term investments 1.5%			$33,427,692
(Cost $33,427,692)
Short-term funds 1.5%			33,427,692
State Street Institutional U.S. Government Money Market Fund, Premier Class	4.3169(B)	33,427,692	33,427,692

Total investments (Cost $1,257,160,337) 100.1%	$2,289,899,306
Other assets and liabilities, net (0.1%)	(1,685,307)
Total net assets 100.0%	$2,288,213,999

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 1-31-25.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC, the fund’s valuation designee.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of January 31, 2025, all investments are categorized as Level 1 under the hierarchy described above.
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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